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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            GROUP LONG DISTANCE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                Florida                                    65-0213198
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

1451 West Cypress Creek Road, Suite 200
          Fort Lauderdale, FL                                33309
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(Address of principal Executive Offices)                   (Zip Code)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(C)(1) please check the following box. /_/

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(C)(2) please check the following box. /_/

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                       Name of Each Exchange on Which
       to be so Registered                       Each Class is to be Registered
       -------------------                       ------------------------------

              None                                              None
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Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock (No par value)
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                                (Title of Class)


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Item 1.           Description of Registrant's Securities to be Registered

                  The description of the Common Stock of Group Long Distance, Inc. to be registered hereunder is set forth under the heading "Description of Capital Stock" in the Company's Registration Statement on Form SB-2 (Registration No. 333-17681) (the "Registration Statement") originally filed by the Company with the Securities and Exchange Commission on December 12, 1996, which description is incorporated herein by reference.

Item 2.           Exhibits

                  1. Articles of Incorporation of Group Long Distance, Inc. are set forth as Exhibit 3.1 to the Registration Statement and are incorporated herein by reference.

                  2. Proposed Amended and Restated Articles of Incorporation of Group Long Distance, Inc. are set forth as Exhibit 3.2 to the Registration Statement and are incorporated herein by reference.

                  3.       By-laws of Group Long Distance, Inc. are set forth as
                           Exhibit 3.3 to the Registration Statement and are incorporated herein by reference.

                  4. Proposed Amended and Restated By-laws of Group Long Distance, Inc. are set forth as Exhibit 3.4 to the Registration Statement and are incorporated herein by reference.


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                  Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              GROUP LONG DISTANCE, INC.



                                                   /s/ Gerald M. Dunne, Jr.
Date:  December 27, 1996                      By: ___________________________
                                                   Gerald M. Dunne, Jr.
                                                   President and Chief
                                                     Executive Officer